CONTINGENCY ESCROW AGREEMENT

      AGREEMENT dated the 7th day of October, 1997 by and among the shareholders of Lippert Components, Inc., a Pennsylvania corporation, set forth on Schedule "1" hereto (individually, a "Shareholder" and collectively, the "Shareholders"), Drew Industries Incorporated, a Delaware corporation ("Drew"), Lippert Acquisition Corp., a Delaware corporation ("Subsidiary"), and The Chase Manhattan Bank (the "Escrow Agent").

                                R E C I T A L S:

      WHEREAS, Drew, Subsidiary, Lippert Components, Inc., ("Lippert") and the Shareholders are parties to an Agreement and Plan of Merger (the "Agreement"), effective the date hereof, relating to the merger of Lippert into Subsidiary (the "Merger");

      WHEREAS, Subsidiary is the surviving corporation in the Merger and will change its name to Lippert Components, Inc.; and

      WHEREAS, a portion of the consideration received by the Shareholders in connection with the Merger is required to be deposited by the Shareholders with the Escrow Agent to be held by and disbursed in accordance with the terms of this Escrow Agreement,

      NOW, THEREFORE, in consideration of these presents and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

      1. The Shareholders have deposited with the Escrow Agent an aggregate of Two Hundred Thirty Thousand Seven Hundred Sixty Nine (230,769) Drew Shares (as defined in the Agreement) registered in the names of the Shareholders, together with stock powers executed in blank, in the amounts set forth on Schedule "1" annexed hereto (collectively, the "Escrow Fund"). The Escrow Fund shall at all times remain under the dominion and control of the Escrow Agent, and only the Escrow Agent shall have the right to disburse the Escrow Fund or any portion thereof.

      2. If Actual Operating Profit(as defined herein) of Subsidiary from the manufacture of recreational vehicle chassis and related parts and the sale thereof to Fleetwood Enterprises, Inc. or any successor thereto by virtue of corporate reorganization (the "Fleetwood Chassis Business") during the period from April 1, 1998 to March 31, 1999 is at least Seven Hundred Fifty Thousand ($750,000) Dollars (the "Minimum Operating Profit"), the Shareholders shall be entitled to the entire Escrow Fund. If Subsidiary achieves less than the Minimum Operating Profit, Drew shall be entitled to all or a portion of the Escrow Fund. The Drew Shares shall be delivered by the Escrow Agent in the amounts and in the manner provided in Section 2.2 hereof.

            2.1 For purposes of this Agreement, the term "Actual Operating Profit" means income of Subsidiary from the Fleetwood Chassis Business before
(i) interest expense, (ii) interest or dividend income, (iii) amortization of goodwill, (iv) amortization of any write-up of fixed assets or real estate resulting from the Merger, (v) intercompany administrative fees charged to Subsidiary by Drew, Kinro, Inc., or Shoals Supply, Inc. (subsidiaries of Drew),
(vi) taxes based upon income, (vii) extraordinary items determined in accordance with generally accepted accounting principles, and (viii) fees or allocation of expenses of Subsidiary's corporate office.

            2.2 If Subsidiary achieves less than the Minimum Operating Profit, the Shareholders shall be entitled to receive a number of Drew Shares equal to 230,769 multiplied by a fraction, the denominator of which is $750,000 and the numerator of which is the Actual Operating Profit, and the remaining Drew Shares shall be delivered to Drew. On or before May 15, 1999, Drew and Subsidiary shall prepare and deliver to the Shareholders a statement reflecting the Actual Operating Profit and the proposed distribution of the Drew Shares held in the Escrow Fund (the "Statement"). Not later than ten (10) days from delivery of the Statement, Drew and the Shareholders shall jointly direct the Escrow Agent to deliver the Drew Shares in the Escrow Fund to the Shareholders or to Drew, as the case may be, in the amounts set forth in the Statement.

            2.3 In the event of any disagreement between Drew and the Shareholders regarding the Actual Operating Profit or the proposed distribution of Drew Shares, within ten (10) days after the delivery of the Statement, Drew and the Shareholders shall each designate a certified public accountant and the accountants so designated shall, within five (5) days thereafter, select a third independent certified public account (the "Designated Accountant"). The Designated Accountant shall be empowered to resolve all disagreements between Drew and the Shareholders relating to the Actual Operating Profit and distribution of the Drew Shares. The Designated Accountant's decision shall be made within thirty (30) days after his or her appointment, and shall be conclusive and binding on Drew and the Shareholders. Drew and the Shareholders shall cooperate with and assist the Designated Accountant in good faith, and shall promptly respond to all reasonable requests for information and materials. All fees and expenses incurred by and in connection with the Designated Accountant shall be shared equally by Drew and the Shareholders.

                  2.3.1 As soon as practicable after receiving the Designated Accountant's decision, the Escrow Agent shall deliver the Drew Shares in accordance therewith. Any delivery of Drew Shares shall be made together with stock powers executed in blank with respect to such Drew Shares.

      3. (Intentionally omitted)

      4. Upon delivery of such Drew Shares, the recipient thereof may register the Drew Shares in the recipient's name, and may thereafter, exercise all voting and corporate rights with respect to such Drew Shares, and exercise any and all rights of conversion, sale, transfer, exchange, subscription, cancellation or any other rights, privileges or options pertaining to any or all of such Drew Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any or all of the Drew Shares upon the merger, consolidation, reorganization, recapitalization, or other readjustment of Drew, or upon the exercise by the holder thereof of any right, privilege or option pertaining to any or all of such Drew Shares, and in connection therewith, to deposit and deliver any or all of such Drew Shares with any committee, depository, transfer agent, registrar or other designated agency, or, in the case of Drew, retire and cancel the Drew Shares, or retain the Drew Shares as treasury shares subject to disposition at the discretion of Drew, all upon such terms and conditions as the holder thereof may determine, subject to applicable federal and state securities laws and agreements between Drew and the Shareholders.

      5. In addition to the foregoing, the recipient of said Drew Shares may, at any time after delivery thereof without demand of performance or other demand, advertisement, or notice of any kind to or upon the other party hereto or any other person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), forthwith collect, receive, appropriate and realize upon such Drew Shares, or any part thereof, and forthwith sell, assign, give options to purchase, contract to sell, retire and cancel, retain as treasury shares subject to disposition, or otherwise dispose of and deliver such Drew Shares, or any part thereof, in one or more parcels at public or private sale or sales on any exchange, broker's board or at any of the recipient's offices or elsewhere at such prices and on such terms as it may deem appropriate, subject to applicable federal and state securities laws and agreements between Drew and the Shareholders.

      6. Subject to the provisions of Section 11 hereof, at such time as the Escrow Agent shall receive a notice signed by Drew and the Shareholders regarding delivery of Drew Shares, the Escrow Agent is hereby irrevocably authorized and directed by the Shareholders, Drew and Subsidiary to disburse the Drew Shares in the amounts set forth in such notice in the manner and to the party provided therein.

      7. Drew, Subsidiary and the Shareholders hereby agree that the Drew Shares shall, at the time of delivery thereof to the Escrow Agent, be registered in the name of the Shareholders and shall continue to be so registered unless registered in the name of Drew in accordance with the terms of this Escrow Agreement. Unless and until the Drew Shares are so registered in the name of Drew, the

Shareholders shall be entitled to vote the Drew Shares with the same rights as are afforded to the other holders of Drew Common Stock, and to receive and retain any cash or, subject to Section 15.4 hereof, stock dividends paid in respect thereof. The Escrow Agent shall have no responsibility to register the Drew Shares in the names of Drew or the Shareholders.

      8. On or about October 1, 1999, the Escrow Agent shall deliver the remaining Escrow Fund to the Shareholders, in the same amounts or proportions as delivered by the Shareholders to the Escrow Agent, less the number of Drew Shares which may be, at such time, subject to a claim in accordance with this Escrow Agreement.

      9. This Escrow Agreement shall terminate at such time as the Escrow Fund is fully disbursed in accordance with the terms contained herein, and thereupon the Escrow Agent shall be released, discharged and acquitted of all obligations and liabilities hereunder and any claims made by or on behalf of any party to this Escrow Agreement.

      10. If the Escrow Agent shall receive any notice not in the form provided for in this Escrow Agreement, the Escrow Agent shall be entitled to refuse to comply with any such notice without any liability for damages to any party hereto; provided, however, that in the event a notice not in the form provided for hereunder is delivered to the Escrow Agent, the Escrow Agent shall promptly notify the Shareholders, Drew and Subsidiary thereof specifying the defects in the form of notice. Upon such notification of receipt of a defective notice, the notifying party may submit a new notice.

      11. If conflicting demands are made or conflicting notices are delivered to the Escrow Agent with respect to this Escrow Agreement, the parties hereto agree that the Escrow Agent shall be entitled to refuse to comply with any such claim or demand and to withhold and stop all further proceedings in the performance of this Escrow Agreement so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be nor become liable for damages to the parties hereto or to any person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to act until the rights of the adverse claimants have been finally adjudicated in a court having jurisdiction of the parties and/or all differences shall have been adjusted by mutual agreement, and the Escrow Agent may, but shall not be obligated to, file a suit in interpleader for declamatory judgment for the purpose of having the respective rights of the claimants adjudicated, and deposit the Escrow Fund with the court. The Shareholders, Drew and Subsidiary jointly and severally agree to pay all costs and expenses including attorneys' fees, incurred by the Escrow Agent in connection therewith, the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit. In the event that the Escrow Agent makes a deposit of the Escrow Fund hereunder into the court, then the Escrow Agent shall be fully released and discharged from any and all duties or obligations that it may have under this Escrow Agreement.

      12. The Escrow Agent shall act hereunder as a depository only and, except for the Escrow Agent's willful misconduct or gross negligence, shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument or signature thereon deposited with or delivered hereunder, or with respect to the form or execution of same, or the identity, authority or rights of any person executing or depositing or delivering the same. The Escrow Agent may act in reliance on any instrument believed to be genuine and may assume that any person purporting to give any written notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent is neither a party to nor bound by any agreement which may be deposited with, delivered to, evidenced by, or arise out of this Escrow Agreement.

      13. The Shareholders, on the one hand, and Drew and Subsidiary on the other hand, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from all suits, claims, actions, judgments, losses, liability, fees, costs, expenses, damages or other charges, including, without limitation, reasonable attorneys' fees, which may be imposed upon, or incurred by, the Escrow Agent, in connection with the performance of his duties hereunder, except with respect to any suits, claims, actions, judgments, losses, liability, fees, costs or expenses incurred as a result of the Escrow Agent's willful misconduct or gross negligence. The foregoing indemnification shall survive termination of this Escrow Agreement.

      14. It is understood and agreed that the Escrow Agent's only duties and obligations hereunder are as expressly set forth in this Escrow Agreement. The Escrow Agent shall not be subject to, nor obligated to recognize, any other agreements to which the Shareholders, Drew, and/or Subsidiary are parties. Reference in this Escrow Agreement to the "Agreement" is for identification purposes only and its terms and conditions are not thereby incorporated herein. The Escrow Agent shall not be liable for any action taken or omitted hereunder except in the case of the Escrow Agent's willful misconduct or gross negligence.

      15. The Shareholders hereby jointly and severally warrant and represent to Drew and Subsidiary and agree with Drew and Subsidiary as follows:

            15.1 The Drew Shares are owned by the Shareholders free and clear of all liens and encumbrances of any kind, nature or description, created or permitted by the Shareholders or asserted against the Shareholders as of the date hereof, and there are no restrictions upon the transfer of any of the Drew Shares (except pursuant to applicable securities laws and agreements with Drew) which have not been consented to in writing, and the Shareholders have the right to transfer the Drew Shares free and clear of any such liens or encumbrances.

            15.2 This Agreement constitutes the legal, valid and binding obligation of Drew, Subsidiary, and the Shareholders in accordance with its terms.

            15.3 The Shareholders agree that they will not cause or permit any transfer, pledge or encumbrance of the Drew Shares comprising the Escrow Fund for the term of this Agreement.

            15.4 So long as any Drew Shares are held by the Escrow Agent pursuant to the terms hereof, the Shareholders shall deposit with the Escrow Agent (to be held pursuant to the terms hereof) any additional shares which they shall be entitled to receive in respect of the Drew Shares held by the Escrow Agent by way of conversion, stock dividend, stock split, reclassification, recapitalization or corporate reorganization; provided, however, that the Escrow Agent shall not be charged with knowledge of such conversion, stock dividend, stock split, reclassification, recapitalization or corporate reorganization. The term "Drew Shares", as used herein, shall include any such additional shares to be delivered to the Escrow Agent.

            15.5 The parties hereto agree that at any time and from time-to-time, upon written request, they will execute and deliver such further documents and do such further acts and things as may be reasonably requested in order to effect the purposes of this Agreement.

            15.6 All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

                  If to the Escrow Agent:

                  The Chase Manhattan Bank
                  1 Chase Square Tower
                  10th Floor
                  Rochester, New York 14643
                  Attention: Mary Pat Feeney
                  Telephone: (716) 258-6658
                  Telecopy: (716) 258-6560

                  If to Drew or Subsidiary:

                  Drew Industries Incorporated
                  200 Mamaroneck Avenue
                  White Plains, NY 10601
                  Attention: President
                  Telephone: (914) 428-9098
                  Telecopy: (914) 428-4581

                  with a copy to:

                  Harvey F. Milman, Esq.
                  Gilbert, Segall and Young LLP
                  430 Park Avenue
                  New York, New York 10022

                  Telephone: (212) 644-4012
                  Telecopy: (212) 644-4051

                  If to the Shareholders:

                  c/o L. Douglas Lippert
                  115 Golfside Drive
                  Alma, MI 48801
                  Telephone:

                  Telecopy:

                  with a copy to:

                  Couzens, Lansky, Fealk, Ellis, Roeder
                  & Lazar, P.C.
                  33533 West Twelve Mile Road, Suite 150
                  P.O. Box 9057
                  Farmington Hills, MI 48333-9057
                  Attention: Jeffrey Levine, Esq.
                  Telephone: (248) 489-8600
                  Telecopy: (248) 489-4156

      16. The Escrow Agent may consult with, and obtain advice from, legal counsel of its own selection in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and the Escrow Agent shall not incur any liability whatsoever if the Escrow Agent acts or omits to act hereunder in good faith in accordance with the opinion and instructions of such counsel.

      17. If any term or provision of this Escrow Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable, the remainder of this Escrow Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Escrow Agreement shall be valid and be enforced to the fullest extent permitted by law.

      18. This Escrow Agreement contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective legal representatives, successors and assigns. Any agreement hereafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Escrow Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or the effecting of the abandonment is sought.

      19. This Escrow Agreement may be executed in separate counterparts each of which shall be an original of this Escrow Agreement and which, when taken together, shall constitute the entire Escrow Agreement between the parties hereto.

      20. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws, including, but not limited to, matters of construction, validity and performance. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Delaware and any court of competent jurisdiction of the State of Delaware located in the city of Wilmington over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives to the fullest extent permitted by law, (i) any objection that they may now or hereafter have to the venue of any such suit, action or proceeding brought in any such court,
(ii) any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iii) all right to trial by jury in any proceeding enforcing or defending any rights under this Agreement or relating hereto. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of its property is subject, by a suit upon such judgment.

      21. In connection with any legal proceeding arising hereunder between Drew and the Subsidiary on the one hand, and the Shareholders on the other hand, the prevailing party, by motion, on the merits, or otherwise, shall be reimbursed by the other party for all costs and expenses, including reasonable attorneys' fees, paid or incurred by the prevailing party in prosecuting or defending such proceeding.

      22. If the Escrow Agent is an attorney or law firm representing one of the parties or any other individual or entity involved in the aforesaid transaction, then the parties hereby consent to the continuance of said representation and agree that it shall not constitute a conflict of interest.

      23. Drew agrees to pay the Escrow Agent a fee of $1,500 per year for its services hereunder, together with reasonable counsel fees (including the allocated cost of in-house counsel) and other out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties. The Escrow Agent reserves the right to increase, decrease or modify its annual fee upon 60 days' written notice to Drew. The compensation, counsel fees, if any, and expenses so payable shall be paid by Drew to the Escrow Agent, from time to time, upon the written request of the Escrow Agent.

      24. The Escrow Agent, or any successor to it hereafter appointed, may at any time resign and be discharged of the duties and obligations created by this Escrow Agreement by giving at least 30 days' prior written notice to the parties hereto. The Escrow Agent may be removed at any time upon 60 days' notice by an instrument signed by authorized representatives of the Shareholders, Drew and Subsidiary. Any successor escrow agent shall be approved by Drew and the Shareholders. Any such successor escrow agent shall deliver to the parties hereto a written instrument accepting such appointment hereunder and shall take delivery of the Escrow Fund to hold and distribute in accordance with the terms hereof. If no successor escrow agent shall have been appointed within 30 days after the parties hereto are notified of the Escrow Agent's resignation or within 60 days after the Escrow Agent is notified of its removal, the Escrow Agent shall deliver the Escrow Fund to an attorney designated by Drew and the Shareholders. Upon the delivery of the Escrow Fund in accordance with this Section 23, the Escrow agent shall be discharged from any further duties hereunder.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                                   DREW INDUSTRIES INCORPORATED


/s/ Fredric M. Zinn                       By: /s/ Leigh J. Abrams
-------------------------------              -----------------------------------
                                                President and Chief Executive

                                                  Officer

ATTEST:                                   LIPPERT ACQUISITION CORP.


/s/ Fredric M. Zinn                       By: /s/ Leigh J. Abrams
-------------------------------              -----------------------------------
                                                President

WITNESS:                                  THE SHAREHOLDERS:

                                          L. Douglas Lippert Living Trust, dated
                                          June 6, 1989


/s/ Gary McPhail                          By: /s/ L. Douglas Lippert
-------------------------------              -----------------------------------
                                                L. Douglas Lippert, Trustee


/s/ Gary McPhail                            /s/ Jason D. Lippert
-------------------------------           --------------------------------------
                                                Jason D. Lippert

                                          Lippert Family Irrevocable Trust f/b/o
                                          Jason D. Lippert, dated December 20,

                                          1986

                                          Lippert Family Irrevocable Trust f/b/o
                                          Joshua E. Lippert, dated December 20,
                                          1986

                                          Lippert Family Irrevocable Trust f/b/o
                                          Steven Shawn Lippert, dated December
                                          20, 1986

                                          Lippert Family Irrevocable Trust f/b/o
                                          Jarod B. Lippert, dated December 20,
                                          1986

                                          Lippert Family Irrevocable Trust f/b/o
                                          Jaime R. Lippert, dated December 20,
                                          1986

                                          Lippert Family Irrevocable Trust f/b/o
                                          Jayde S. Lippert, dated December 20,
                                          1986

                                               By: Lippert Family Irrevocable
                                                   Trust, dated December 20,
                                                                1986


/s/ Gary McPhail                               By: /s/ Larry Douglas Lippert
-------------------------------                   ------------------------------
                                                     Larry Douglas Lippert,
                                                     Co-Trustee


                                               By: Steven Lyn Lippert
-------------------------------                    Co-Trustee


/s/ Gary McPhail                               By: /s/ L. Douglas Lippert
-------------------------------                   ------------------------------
                                                     L. Douglas Lippert,
                                                     Attorney-in-Fact

                                          ESCROW AGENT:

                                          The Chase Manhattan Bank


                                          By:
                                             -----------------------------------
                                                Name: Mary Pat Feeney
                                                Title: Second Vice President

                                               By: Lippert Family Irrevocable
                                                   Trust, dated December 20,
                                                                1986


/s/ Gary McPhail                               By: /s/ Larry Douglas Lippert
-------------------------------                   ------------------------------
                                                     Larry Douglas Lippert,
                                                     Co-Trustee


                                               By: Steven Lyn Lippert
-------------------------------                    Co-Trustee


/s/ Gary McPhail                               By: /s/ L. Douglas Lippert
-------------------------------                   ------------------------------
                                                     L. Douglas Lippert,
                                                     Attorney-in-Fact

                                          ESCROW AGENT:

                                          The Chase Manhattan Bank


                                          By: /s/ Mary Pat Feeney
                                             -----------------------------------
                                                Name: Mary Pat Feeney
                                                Title: Second Vice President

                                   SCHEDULE 1

NAME OF SHAREHOLDER                                   NUMBER OF DREW SHARES
-------------------                                   ---------------------

L. Douglas Lippert Living Trust,                             142,843
dated June 6, 1989

Lippert Family Irrevocable Trust                              4,924
f/b/o Jason D. Lippert, dated
December 20, 1986

Lawrence C. Lippert                                          11,769

Dorothy F. Lippert                                           31,846

Jason D. Lippert                                              2,462

Lippert Family Irrevocable Trust                              7,385
f/b/o Joshua E. Lippert, dated
December 20, 1986

Lippert Family Irrevocable Trust                              7,385
f/b/o Steven Shawn Lippert, dated
December 20, 1986

Lippert Family Irrevocable Trust                              7,385
f/b/o Jarod B. Lippert, dated
December 20, 1986

Lippert Family Irrevocable Trust                              7,385
f/b/o Jaime R. Lippert, dated
December 20, 1986

Lippert Family Irrevocable Trust                              7,385
f/b/c Jayde S. Lippert, dated
December 20, 1986

Totals:                                                      230,769